April 25, 2025

BNY MELLON WORLDWIDE GROWTH FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

Effective May 1, 2025, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Alan R. Christensen, CFA, Catherine Crain, CFA, Gentry Lee, CFA and Christopher Sarofim. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The team members hold the following positions at Sarofim & Co.: Mr. Sarofim is Chairman, Mr. Christensen is the President and Head of Investment Risk, Mr. Lee is Chief Executive Officer and Chief Investment Officer and Ms. Crain is a Vice President. Mr. Sarofim has been a portfolio manager of the fund since April 1997. Ms. Crain has been a portfolio manager of the fund since October 2000. Mr. Lee has been a portfolio manager of the fund since November 2010. Mr. Christensen has been a portfolio manager of the fund since March 2020.

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Effective May 1, 2025, the following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by Sarofim & Co., consisting of Alan R. Christensen, CFA, Catherine Crain, CFA, Gentry Lee, CFA and Christopher Sarofim, who are jointly and primarily responsible for managing the fund's portfolio. The team is supported by Sarofim & Co.'s Investment Committee, all the members of which are senior investment professionals at Sarofim & Co. The Investment Committee directs and monitors Sarofim & Co.'s internal, fundamental research efforts. The team of portfolio managers operates within the guidelines set by the Investment Committee. Mr. Sarofim is Chairman of Sarofim & Co., where he has been employed since 1988. He has been a portfolio manager of the fund since April 1997. Mr. Christensen is the President and Head of Investment Risk of Sarofim & Co., where he has been employed since 2005, and oversees Sarofim & Co.'s marketing, client services, operations, and technology incentives. He has been a portfolio manager of the fund since March 2020. Mr. Lee is the Chief Executive Officer and Chief Investment Officer of Sarofim & Co., where he has been employed since 1998, and is responsible for overseeing investment, client services and business operations. He has been a portfolio manager of the fund since November 2010. Ms. Crain is a Vice President at Sarofim & Co., where she has been employed since 1993. She has been a portfolio manager of the fund since October 2000.

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